UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2004 providing for the issuance of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-29              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1 pursuant to the terms of the Trust Agreement, dated as of April 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

     On July 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 26, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Trust 2004-CW1
Mortgage Pass-Through Certificates Series 2004-CW1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: August 2, 2004        By: /s/  Mary Fonti
                          --------------------------------------------
                          Mary Fonti
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         July 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on July 26, 2004


                              GSAA Trust 2004-CW1
                         Statement To Certificateholders
                                  July 26, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1     16,718,000.00   16,680,061.81       19,204.54      76,450.28        95,654.82   0.00         0.00       16,660,857.27
IIA_1   100,000,000.00   89,572,322.73    5,463,940.22     447,861.61     5,911,801.83   0.00         0.00       84,108,382.51
IIA_2   102,068,000.00   89,860,526.77    6,396,525.54     449,302.63     6,845,828.17   0.00         0.00       83,464,001.23
IIA_3    15,000,000.00   15,000,000.00            0.00      75,000.00        75,000.00   0.00         0.00       15,000,000.00
A_P         190,424.00      189,983.90          224.70           0.00           224.70   0.00         0.00          189,759.20
B1        8,629,000.00    8,613,346.49        7,940.37      42,807.47        50,747.84   0.00         0.00        8,605,406.12
B2        2,626,000.00    2,621,236.29        2,416.44      13,027.28        15,443.72   0.00         0.00        2,618,819.85
B3        1,751,000.00    1,747,823.58        1,611.26       8,686.51        10,297.77   0.00         0.00        1,746,212.32
B4        1,376,000.00    1,373,503.86        1,266.19       6,826.18         8,092.37   0.00         0.00        1,372,237.67
B5          875,000.00      873,412.70          805.17       4,340.77         5,145.94   0.00         0.00          872,607.53
B6          875,953.00      874,363.97          806.05       4,345.50         5,151.55   0.00         0.00          873,557.92
R                 0.00            0.00            0.00           0.00             0.00   0.00         0.00                0.00
TOTALS  250,109,377.00  227,406,582.10   11,894,740.48   1,128,648.23    13,023,388.71   0.00         0.00      215,511,841.62
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Notional                                                       Realized      Deferred     Notional
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A_X      23,934,320.00   20,646,382.03            0.00    111,834.57        111,834.57   0.00         0.00       19,068,627.28
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1     36228FT48      997.73069805     1.14873430      4.57293217      5.72166647     996.58196375      IA_1     5.500000 %
IIA_1    36228FT55      895.72322730    54.63940220      4.47861610     59.11801830     841.08382510      IIA_1    6.000000 %
IIA_2    36228FT63      880.39862415    62.66925520      4.40199308     67.07124829     817.72936895      IIA_2    6.000000 %
IIA_3    36228FV45    1,000.00000000     0.00000000      5.00000000      5.00000000   1,000.00000000      IIA_3    6.000000 %
A_P      36228FT71      997.68884174     1.17999832      0.00000000      1.17999832     996.50884342      A_P      0.000000 %
B1       36228FT97      998.18594159     0.92019585      4.96088423      5.88108008     997.26574574      B1       5.963880 %
B2       36228FU20      998.18594440     0.92019802      4.96088347      5.88108149     997.26574638      B2       5.963880 %
B3       36228FU38      998.18593946     0.92019417      4.96088521      5.88107938     997.26574529      B3       5.963880 %
B4       36228FV52      998.18594477     0.92019622      4.96088663      5.88108285     997.26574855      B4       5.963880 %
B5       36228FV60      998.18594286     0.92019429      4.96088000      5.88107429     997.26574857      B5       5.963880 %
B6       36228FV78      998.18594148     0.92019777      4.96088260      5.88108038     997.26574371      B6       5.963880 %
TOTALS                  909.22853364    47.55815485      4.51261861     52.07077346     861.67037880
---------------------------------------------------------------------------------------------------    ---------------------------
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                   Current
                         Beginning                                                      Ending             Class   Pass-thru
Class     CUSIP          Notional         Principal       Interest       Total         Notional                   Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A_X      36228FT89      862.62663949     0.00000000      4.67256099      4.67256099     796.70645667      A_X      6.500000 %
---------------------------------------------------------------------------------------------------    --------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                    18,012,663.89
                                        Group 2 Mortgage Loans                                                   197,499,177.82

Sec. 4.01(iii)  Available Distribution                                                                            13,135,223.30
                                        Aggregate Principal Distribution Amount                                   11,894,740.49
                                        Principal Prepayment Amount                                               11,684,786.29

Sec. 4.01(v)    Unscheduled Principal By Group
                                        Group 1                                                                          921.89
                                        Group 2                                                                   11,683,864.40

Sec. 4.01(f)    Interest Payment
                                        Class IA-1
                                                              Accrued and Paid for Current Month                      76,450.28
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IIA-1
                                                              Accrued and Paid for Current Month                     447,861.61
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IIA-2
                                                              Accrued and Paid for Current Month                     449,302.63
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class IIA-3
                                                              Accrued and Paid for Current Month                      75,000.00
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                     111,834.57
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                      42,807.47
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                      13,027.28
                                                              Accrued and Paid from Prior Months                           0.00

                                        Class B3
                                                              Accrued and Paid for Current Month                       8,686.51
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                       6,826.18
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                       4,340.77
                                                              Accrued and Paid from Prior Months                           0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                       4,345.50
                                                              Accrued and Paid from Prior Months                           0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                             47,376.37

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                                479
                                        Balance of Outstanding Mortgage Loans                                    215,511,841.71

Sec. 4.01(l)                            Number and Balance of Delinquent Loans

                                         Group Totals
                                                                                   Principal
                                         Period                Number                Balance              Percentage
                                        0-29 days                       0                     0.00                  0.00 %
                                        30-59 days                      6             2,688,299.96                  1.25 %
                                        60-89 days                      2               759,764.12                  0.35 %
                                        90-119 days                     0                     0.00                  0.00 %
                                        120+days                        0                     0.00                  0.00 %
                                         Total                          8             3,448,064.08                  1.60 %

Sec. 4.01(l)                            Number and Balance of REO Loans
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %

Sec. 4.01(l)                            Number and Balance of Loans in Bankruptcy
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   1              333,984.62                  0.15 %

Sec. 4.01(m)                            Number and Balance of Loans in Foreclosure

                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   1              556,069.33                  0.26 %

Sec. 4.01(o)                            Aggregate Principal Payment
                                           Scheduled Principal                                                     209,954.22
                                           Payoffs                                                              11,025,751.42
                                           Prepayments                                                             659,034.87
                                           Liquidation Proceeds                                                          0.00
                                           Condemnation Proceeds                                                         0.00
                                           Insurance Proceeds                                                            0.00
                                           Realized Losses                                                               0.00

                                           Realized Losses Group 1                                                       0.00
                                           Realized Losses Group 2                                                       0.00
                                           Realized Gains                                                                0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                   0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                       0.00
                                                              Class IA-1                                                 0.00
                                                              Class IIA-1                                                0.00
                                                              Class IIA-2                                                0.00
                                                              Class IIA-3                                                0.00
                                                              Class B1                                                   0.00
                                                              Class B2                                                   0.00
                                                              Class B3                                                   0.00
                                                              Class B4                                                   0.00
                                                              Class B5                                                   0.00
                                                              Class B6                                                   0.00
                                                              Class A-X                                                  0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                         93.4804 %
                                        Senior Prepayment Percentage I                                             100.0000 %

                                        Subordinate Percentage I                                                     6.5196 %
                                        Subordinate Prepayment Percentage I                                          0.0000 %

Sec. 4.01(s) Group II
                                        Senior Percentage II                                                        92.8642 %
                                        Senior Prepayment Percentage II                                            100.0000 %

                                        Subordinate Percentage II                                                    7.1358 %
                                        Subordinate Prepayment Percentage II                                         0.0000 %

Aggregate
                                        Scheduled Principal                                                        209,954.22
                                        Unscheduled Principal                                                   11,684,789.66
                                        Beginning Balance                                                      227,406,582.20
                                        Ending Balance                                                         215,511,841.71
                                        Net Wac                                                                       6.54589
                                        Weighted Averge Maturity                                                       350.00

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.